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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 24, 1997

               Prudential Securities Secured Financing Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       333-27355               13-3526694
-----------------------------          ------------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
   of Incorporation)                   File Number)          Identification No.)

  c/o Prudential Securities
      Secured Financing
       Corporation
 Attention: Norman Chaleff
 One New York Plaza, 12th Fl.                                  10292
     New York, New York                                 --------------------
-------------------------------                              (Zip Code)
   (Address of Principal
     Executive Offices)

Registrant's telephone number, including area code (212)214-7435
                                                   -------------

                                    No Change
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          (Former name or former address, if changed since last report)

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            Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of securities backed by mortgage loans, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). The Depositor formed the Emergent Home Equity Loan Trust 1997-3 (the "Trust"), pursuant to a Pooling and Servicing Agreement, dated as of August 10, 1997 (the "Pooling and Servicing Agreement"), among the Depositor, Emergent Mortgage Corp., as servicer (the "Servicer") and First Union National Bank, as trustee (the "Trustee"). Pursuant to the Registration Statement, the Trust issued $170,000,000 in aggregate principal amount of its Emergent Home Equity Loan Pass-Through Certificates, Class A (the "Certificates"), on September 24, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which are being filed as exhibits to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

            The Certificates were issued pursuant to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1. The Certificates consist of six senior classes, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates, together the "Class A Certificates" and the Class R Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement.

            The assets of the Trust consist of a segregated pool of mortgage loans (the "Mortgage Loans"), together with the Mortgage Files relating thereto, and together with all collections thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received after the Cut-off Date), any REO Property, together with all collections thereon and proceeds thereof, the Trustee's rights with respect to the Mortgage Loans under the insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof, the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), the Collection Account, the


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Distribution Account, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof and the Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto (all such capitalized terms as defined in the Pooling and Servicing Agreement). On and prior to September 24, 1997 (the "Closing Date"), Emergent Mortgage Corp. (the "Originator") transferred the Mortgage Loans and the related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to Emergent Mortgage Holdings Corporation (the "Seller") pursuant to the Purchase Agreement and Assignment, dated as of August 10, 1997, attached hereto as Exhibit 4.4, between the Originator, the Seller and Emergent Group, Inc. On the Closing Date, the Seller transferred the Mortgage Loans and the related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of August 10, 1997, attached hereto as Exhibit 4.3, among the Seller, Emergent Group, Inc. and the Depositor. The Depositor, in turn, then transferred the Mortgage Loans and the related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to the Trust pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1.

            Interest payments on the Class A Certificates are based on the outstanding Certificate Principal Balance for the related Class A Certificates and the applicable Pass-Through Rate. The Class A-1 Pass-Through Rate will be 6.545% per annum; the Class A-2 Pass-Through Rate will be 6.540% per annum; the Class A-3 Pass-Through Rate will be 6.670% per annum; the Class A-4 Pass-Through Rate will be 6.925% per annum; the Class A-5 Pass-Through Rate will be 7.290% per annum; and the Class A-6 Pass-Through Rate will be 6.930% per annum. The Class A-1 Certificates have an initial Class A-1 Certificate Principal Balance of $45,000,000; the Class A-2 Certificates have an initial Class A-2 Certificate Principal Balance of $20,000,000; the Class A-3 Certificates have an initial Class A-3 Certificate Principal Balance of $25,000,000; the Class A-4 Certificates have an initial Class A-4 Certificate Principal Balance of $33,000,000; the Class A-5 Certificates have an initial Class A-5 Certificate Principal Balance of $30,000,000 and the Class A-6 Certificates have an initial Class A-6 Certificate Principal Balance of $17,000,000.


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            As of the Closing Date, the Mortgage Loans generally possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated September 17, 1997 filed pursuant to Rule 424(b) of the Act on September 19, 1997.

Item 5. Other Events

            Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Prudential Securities Secured Financing Corporation has filed a Prospectus Supplement with the Securities and Exchange Commission relating to an offering of Emergent Home Equity Loan Trust 1997-3, Emergent Home Equity Loan Pass-Through Certificates, Series 1997-3. In connection with such offering, Prudential Securities Incorporated, as underwriter, has prepared certain materials describing the characteristics of the Initial Mortgage Loans and the Additional Mortgage Loans included, as of the Closing Date, in the Trust Fund described in such Prospectus Supplement (the "Characteristics of Initial Mortgage Loans and Additional Mortgage Loans").

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

            1.1 Underwriting Agreement, dated August 28, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

            1.2 Indemnification Agreement, dated as of September 24, 1997 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., Emergent Mortgage Holdings Corporation, Emergent Mortgage Corp. and Prudential Securities Incorporated.

            4.1 Pooling and Servicing Agreement, dated as of August 10, 1997, among Prudential Securities Secured Financing Corporation, as depositor, Emergent Mortgage Corp., as servicer and First Union National Bank, as trustee.

            4.2 Form of Certificate Insurance Policy and


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Endorsement No. 1 thereto dated September 24, 1997.

            4.3 Unaffiliated Seller's Agreement, dated as of August 10, 1997, among Prudential Securities Secured Financing Corporation, Emergent Group, Inc. and Emergent Mortgage Holdings Corporation.

            4.4 Purchase Agreement and Assignment, dated as of August 10, 1997, between the Originator, Emergent Mortgage Holdings Corporation and Emergent Group, Inc.

            23.1 Consent of Coopers & Lybrand dated September 23, 1997.

            99.1 Characteristics of Initial Mortgage Loans and Additional Mortgage Loans.


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                                  EXHIBIT INDEX

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Exhibit No.    Description                                             Page No.
-----------    -----------                                             --------
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1.1            Underwriting Agreement, dated August 28, 1997
               between Prudential Securities Secured
               Financing Corporation and Prudential
               Securities Incorporated.
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1.2            Indemnification Agreement, dated as of
               September 24, 1997 among Financial Security
               Assurance Inc., Prudential Securities Secured
               Financing Corporation, Emergent Group, Inc.,
               Emergent Mortgage Corp., Emergent Mortgage
               Holdings Corporation and Prudential
               Securities Incorporated.
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4.1            Pooling and Servicing Agreement, dated as of
               August 10, 1997, among Prudential Securities
               Secured Financing Corporation, as depositor,
               Emergent Mortgage Corp., as servicer, and
               First Union National Bank, as trustee.
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4.2            Form of Certificate Insurance Policy and
               Endorsement No. 1 thereto dated September 24,
               1997.
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4.3            Unaffiliated Seller's Agreement, dated as of
               August 10, 1997, among Prudential Securities
               Secured Financing Corporation, Emergent
               Mortgage Holdings Corporation and Emergent
               Group, Inc.
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4.4            Purchase Agreement and Assignment, dated as
               of August 10, 1997, between Emergent Mortgage
               Holdings Corporation, Emergent Mortgage Corp.
               and Emergent Group, Inc.
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23.1           Consent of Coopers & Lybrand dated September
               23, 1997
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Exhibit No.    Description                                             Page No.
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99.1           Characteristics of Initial Mortgage Loans and
               Additional Mortgage Loans (as defined in Item
               5 above).
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Prudential Securities Secured
                                                     Financing Corporation, as
                                                     Depositor


                                            By: /s/ Norman Chaleff
                                                --------------------------------
                                                Name: Norman Chaleff
                                                Title: Vice President

Dated:  October 7, 1997


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